NATIONWIDE VARIABLE INSURANCE TRUST
NVIT Allspring Discovery Fund
NVIT AQR Large Cap Defensive Style Fund
NVIT BlackRock Equity Dividend Fund
NVIT BNY Mellon Dynamic U.S. Core Fund
NVIT BNY Mellon Dynamic U.S. Equity Income Fund
NVIT Calvert Equity Fund
NVIT Fidelity Institutional AM® Emerging Markets Fund (formerly, NVIT Emerging Markets Fund)
NVIT International Equity Fund
NVIT Invesco Small Cap Growth Fund
NVIT Jacobs Levy Large Cap Core Fund
NVIT Jacobs Levy Large Cap Growth Fund
NVIT J.P. Morgan U.S. Equity Fund
NVIT Multi-Manager Small Cap Value Fund
NVIT Multi-Manager Small Company Fund
NVIT NS Partners International Focused Growth Fund
NVIT Putnam International Value Fund (formerly, NVIT Columbia Overseas Value Fund)
NVIT Real Estate Fund
NVIT Victory Mid Cap Value Fund

Supplement dated June 11, 2025
to the Prospectus dated April 30, 2025

Capitalized terms and certain other terms used in this supplement, unless otherwise defined in this supplement, have the meanings assigned to them in the Prospectus.

NVIT NS Partners International Focused Growth Fund

On June 10, 2025, the Board of Trustees of Nationwide Variable Insurance Trust (the “Trust”), including a majority of the trustees who are not interested persons of the Trust, as defined under the Investment Company Act of 1940, as amended, unanimously approved a Plan of Reorganization between the NVIT NS Partners International Focused Growth Fund (the “NS Partners Fund”) and the NVIT International Equity Fund (the “International Fund”), each a series of the Trust, pursuant to which the NS Partners Fund would be merged into the International Fund (the “Merger”).  Shareholders of the NS Partners Fund and the International Fund are not required, and will not be requested, to approve the Merger.  Further information regarding the details of the Merger and the International Fund will be provided in an information statement that will be delivered to the NS Partners Fund’s shareholders.

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